                                                                  EXHIBIT 10.3
                                                                  ------------

                                GUARANTY
                                --------

   GUARANTY, dated as of June 12, 1995, made by The Kushner-
Locke Company (the "Guarantor"). Except as otherwise defined herein, terms used herein and defined in the Loan Agreement (as hereinafter defined) shall be used as so defined.

                         W I T N E S S E T H :
                         - - - - - - - - - -

   WHEREAS, Newmarket Capital Group, L.P. ("Lender") and Dayton Way Pictures, Inc. (the "Borrower") have entered into that certain Loan Agreement and Promissory Note dated as of June 12, 1995 relating to that certain motion picture currently entitled "THE GRAVE" (the "Picture") and as a condition to advancing funds thereunder, Lender has requested that Guarantor provide this Guaranty;

   WHEREAS, Guarantor will obtain benefits as a result of Borrower and Lender entering into the Loan Agreement, and, accordingly, desires to execute and deliver this Guaranty in order to satisfy the conditions described in the preceding paragraph;

   NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to Lender and hereby covenants and agrees with Lender as follows:

   1. The Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due at maturity (whether by acceleration or otherwise) of the principal of and interest on the Note and of all other obligations and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower now existing or hereafter incurred under, arising out of or in connection with the Note and the due performance and compliance with the terms of the Note (all such principal, interest, obligations and liabilities, collectively, the "Guaranteed Obligations"); provided, however, that the Guarantor shall in no event be liable hereunder for any amount in excess of Six Hundred Ninety Thousand Dollars ($690,000) which amount shall be subject to reduction pursuant to Paragraph 5(b) of that certain Interparty Agreement dated as of June 12, 1995 among Guarantor, Lender, Borrower and Film Finances, Inc.

   2. The Guarantor hereby waives (a) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (b) presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by Borrower or Lender against, and any other notice to, any party liable thereon (including the Guarantor or any other guarantor); (c) any defense arising by reason of (i) any disability or other defense of Borrower, or (ii) the cessation from any cause whatsoever of the liability of Borrower other than indefeasible payment in full in cash of the Guaranteed Obligations; (d) any and all suretyship defenses under applicable law; (e) any and all benefits of Guarantor under California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850 and
2899 and California Code of Civil Procedure Sections 580a and 580d; (f) the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof, to the extent permitted by law.

   3. Lender may at any time and from time to time without the consent of, or notice to the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

      (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

      (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

      (c) exercise or refrain from exercising any rights against Borrower or others or otherwise act or refrain from acting;

      (d) settle or compromise any of the Guaranteed Obligations or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Borrower to creditors of Borrower other than Producer, Lender and the Guarantor;

      (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Borrower to Producer and/or Lender regardless of what liabilities or liabilities of Borrower remain unpaid; PROVIDED, however, that any and all sums paid by the Guarantor pursuant to this Guaranty shall be applied towards the Guaranteed Obligations;

      (f) consent to or waive any breach of, or any act, omission or default under, the Note, or otherwise amend, modify or supplement the Note or any of such other instruments or agreements; and/or

      (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of any right to subrogation which it may have against Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

   4. The obligations of the Guarantor under this Guaranty are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

      (a) any action or inaction by the Lender as contemplated in
   Section 3 of this Guaranty;

      (b) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor;

      (c) the Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C.
   Section 101 et seq.) (the "Bankruptcy Code"), of the application of
   Section 1111(b)(2) of the Bankruptcy Code;

      (d) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, or extension of credit, under
   Section 364 of the Bankruptcy Code;

      (e) the disallowance under Section 502 of the Bankruptcy
   Code of all or any portion of the Lender's claim(s) for repayment of the Guaranteed Obligations;

      (f) any use of cash collateral under Section 363 of the Bankruptcy Code;

      (g) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

      (h) the avoidance of any lien in favor of the Agent for any reason;

      (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Guarantor, including, without limitation, any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding;

      (j) failure by the Lender to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

      (k) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

This Guaranty is a primary obligation of the Guarantor.

   5. If and to the extent that the Guarantor makes any payment to the Lender or to any other person or entity pursuant to or in respect of this Guaranty, any claim which the Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations.

   6. In order to induce the Lender to enter into the Loan Agreement, the Guarantor makes the following representations, warranties and agreements:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of California, (ii) has the power and authority to own its property and assets and to transact business in which it is engaged and (iii) is duly qualified and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

      (b) The Guarantor has the power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary action to authorize the execution, delivery and performance of this Guaranty. The Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms.

      (c) Neither the execution, delivery or performance by the Guarantor of this Guaranty, nor its compliance with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, or (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under any agreement, contract or instrument to which the Guarantor is a party or by which it or any of its property or assets are bound or to which it may be subject.

      (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the execution and delivery hereof) or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

      (e) Guarantor will obtain benefits as a result of Borrower entering into the Loan Agreement and Guarantor has reviewed and is familiar with the Loan Agreement and is familiar with the financial and business affairs of Borrower.

      (f) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Guarantor in writing to the Lender (including without limitation all information contained herein) for purposes of or in connection with this Guaranty or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Guarantor in writing to the Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fast necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

      (g) The Guarantor has filed all tax returns it is required to file and has paid all income taxes he is required to pay which have become due pursuant to such tax returns and all other taxes and assessments he must pay which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. The Guarantor has paid, or has provided adequate reserves (in the good faith judgment of the Guarantor) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

      (h) The Guarantor is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor taken as a whole.

      7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor, the Lender or any holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lender or any holder of the Note would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or any holder of the Note to any other or further action in any circumstances without notice or demand.

      8. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Guarantor and Lender.

      9. All notices and other communications hereunder shall be in writing to the party to be so notified at its address specified opposite its signature below.

      10. This Guaranty shall remain in full force and effect until the Guaranteed Obligations have been paid in full. Notwithstanding any termination or discharge of this Guaranty, if a claim is ever made upon Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of its property or (b) any settlement or compromise of any such claim effected by Lender with any such claimant (including Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof, and the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender.

      11. This Guaranty shall be construed in accordance with and governed by the law of the State of California without reference to the principles of conflicts of law thereof. Guarantor hereby agrees that any legal action or proceeding with respect hereto may be brought in the courts of the State of California or in the federal courts for the United States for the Central District of California, as the moving party may elect. By execution below, the Guarantor irrevocably submits to such jurisdiction and irrevocably waives any objection to the venue or any claim of inconvenient forum which it may now or hereafter have in connection with any action or proceeding arising out of or relating hereto brought in the courts of such jurisdiction.

      12. This Guaranty may be executed by the parties hereto in counterparts, and each such counterpart, when so executed, shall be deemed an original and all such counterparts shall constitute but one and the same agreement.

      13. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement required hereunder.

   IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

THE KUSHNER-LOCKE INTERNATIONAL,        ADDRESS
a division of The Kushner-
Locke Company


By:  /s/ DONALD KUSHNER                 11601 Wilshire Boulevard
    ---------------------------         21st Floor
                                        Los Angeles, California 90025
Its:---------------------------

                                   GUARANTY
                                   --------

   GUARANTY, dated as of June 12, 1995, made by The Kushner-
Locke Company (the "Guarantor"). Except as otherwise defined herein, terms used herein and defined in the Loan Agreement (as hereinafter defined) shall be used as so defined.

                             W I T N E S S E T H :
                             - - - - - - - - - -

   WHEREAS, Newmarket Capital Group, L.P. ("Lender") and Dayton Way Pictures, Inc. (the "Borrower") have entered into that certain Loan Agreement and Promissory Note dated as of June 12, 1995 relating to that certain motion picture currently entitled "THE GRAVE" (the "Picture") and as a condition to advancing funds thereunder, Lender has requested that Guarantor provide this Guaranty;

   WHEREAS, Guarantor will obtain benefits as a result of Borrower and Lender entering into the Loan Agreement, and, accordingly, desires to execute and deliver this Guaranty in order to satisfy the conditions described in the preceding paragraph;

   NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to the Guarantor, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby makes the following representations and warranties to Lender and hereby covenants and agrees with Lender as follows:

      1. The Guarantor irrevocably and unconditionally guarantees the full and prompt payment when due at maturity (whether by acceleration or otherwise) of interest on the Note in excess of One Hundred Eighty Thousand Dollars ($180,000), arising out of or in connection with the Note (the "Guaranteed Obligations"); provided, however, that the Guarantor shall in no event be liable hereunder for any amount in excess of Fifty Thousand Dollars ($50,000).

      2. The Guarantor hereby waives (a) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (b) presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liability, suit or taking of other action by Borrower or Lender against, and any other notice to, any party liable thereon (including the Guarantor or any other guarantor); (c) any defense arising by reason of (i) any disability or other defense of Borrower, or (ii) the cessation from any cause whatsoever of the liability of Borrower other than indefeasible payment in full in cash of the Guaranteed Obligations; (d) any and all suretyship defenses under applicable law; (e) any and all benefits of Guarantor under California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850 and
   2899 and California Code of Civil Procedure Sections 580a and 580d; (f) the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof, to the extent permitted by law.

   3. Lender may at any time and from time to time without the consent of, or notice to the Guarantor, without incurring responsibility to the Guarantor, without impairing or releasing the obligations of the Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

      (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

      (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

      (c) exercise or refrain from exercising any rights against Borrower or others or otherwise act or refrain from acting;

      (d) settle or compromise any of the Guaranteed Obligations or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of Borrower to creditors of Borrower other than Producer, Lender and the Guarantor;

      (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of Borrower to Producer and/or Lender regardless of what liabilities or liabilities of Borrower remain unpaid; PROVIDED, however, that any and all sums paid by the Guarantor pursuant to this Guaranty shall be applied towards the Guaranteed Obligations;

      (f) consent to or waive any breach of, or any act, omission or default under, the Note, or otherwise amend, modify or supplement the Note or any of such other instruments or agreements; and/or

      (g) act or fail to act in any manner referred to in this Guaranty which may deprive the Guarantor of any right to subrogation which it may have against Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

   4. The obligations of the Guarantor under this Guaranty are absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:

      (a) any action or inaction by the Lender as contemplated in
   Section 3 of this Guaranty;

      (b) any invalidity, irregularity or unenforceability of all or part of the Guaranteed Obligations or of any security therefor;

      (c) the Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C.
   Section 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code;

      (d) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, or extension of credit, under
   Section 364 of the Bankruptcy Code;

      (e) the disallowance under Section 502 of the Bankruptcy
   Code of all or any portion of the Lender's claim(s) for repayment of the Guaranteed Obligations;

      (f) any use of cash collateral under Section 363 of the Bankruptcy Code;

      (g) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

      (h) the avoidance of any lien in favor of the Agent for any reason;

      (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Guarantor, including, without limitation, any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding;

      (j) failure by the Lender to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

      (k) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

This Guaranty is a primary obligation of the Guarantor.

   5. If and to the extent that the Guarantor makes any payment to the Lender or to any other person or entity pursuant to or in respect of this Guaranty, any claim which the Guarantor may have against the Borrower by reason thereof shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations.

   6. In order to induce the Lender to enter into the Loan Agreement, the Guarantor makes the following representations, warranties and agreements:

      (a) The Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of California, (ii) has the power and authority to own its property and assets and to transact business in which it is engaged and (iii) is duly qualified and in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification.

      (b) The Guarantor has the power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary action to authorize the execution, delivery and performance of this Guaranty. The Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms.

      (c) Neither the execution, delivery or performance by the Guarantor of this Guaranty, nor its compliance with the terms and provisions hereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, or (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under any agreement, contract or instrument to which the Guarantor is a party or by which it or any of its property or assets are bound or to which it may be subject.

      (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the execution and delivery hereof) or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty or (ii) the legality, validity, binding effect or enforceability of this Guaranty.

      (e) Guarantor will obtain benefits as a result of Borrower entering into the Loan Agreement and Guarantor has reviewed and is familiar with the Loan Agreement and is familiar with the financial and business affairs of Borrower.

      (f) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Guarantor in writing to the Lender (including without limitation all information contained herein) for purposes of or in connection with this Guaranty or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of the Guarantor in writing to the Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fast necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

      (g) The Guarantor has filed all tax returns it is required to file and has paid all income taxes he is required to pay which have become due pursuant to such tax returns and all other taxes and assessments he must pay which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. The Guarantor has paid, or has provided adequate reserves (in the good faith judgment of the Guarantor) for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

      (h) The Guarantor is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of its business and the ownership of its property, except such noncompliances as would not, in the aggregate, have a material adverse effect on the business, operations, property, assets, condition (financial or otherwise) or prospects of the Guarantor taken as a whole.

   7. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of the Lender in exercising any right, power or privilege hereunder and no course of dealing between the Guarantor, the Lender or any holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, powers and remedies herein expressly provided are cumulative and not exclusive of any rights, powers or remedies which the Lender or any holder of the Note would otherwise have. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Lender or any holder of the Note to any other or further action in any circumstances without notice or demand.

   8. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the Guarantor and Lender.

   9. All notices and other communications hereunder shall be in writing to the party to be so notified at its address specified opposite its signature below.

   10. This Guaranty shall remain in full force and effect until the Guaranteed Obligations have been paid in full. Notwithstanding any termination or discharge of this Guaranty, if a claim is ever made upon Lender for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and Lender repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over Lender or any of its property or (b) any settlement or compromise of any such claim effected by Lender with any such claimant (including Borrower), then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof, and the Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Lender.

   11. This Guaranty shall be construed in accordance with and governed by the law of the State of California without reference to the principles of conflicts of law thereof. Guarantor hereby agrees that any legal action or proceeding with respect hereto may be brought in the courts of the State of California or in the federal courts for the United States for the Central District of California, as the moving party may elect. By execution below, the Guarantor irrevocably submits to such jurisdiction and irrevocably waives any objection to the venue or any claim of inconvenient forum which it may now or hereafter have in connection with any action or proceeding arising out of or relating hereto brought in the courts of such jurisdiction.

   12. This Guaranty may be executed by the parties hereto in counterparts, and each such counterpart, when so executed, shall be deemed an original and all such counterparts shall constitute but one and the same agreement.

   13. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement required hereunder.

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

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

THE KUSHNER-LOCKE INTERNATIONAL        ADDRESS
a division of The Kushner-
Locke Company


By:  /s/ DONALD KUSHNER                11601 Wilshire Boulevard
    ---------------------------        21st Floor
                                       Los Angeles, California 90025
Its:---------------------------


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